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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Motorcar Parts & Accessories, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        1.      The Periodic Report fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
                and

        2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2003              /s/ SELWYN JOFFE
                                    -------------------------------
                                    Selwyn Joffe
                                    Chief Executive Officer